Exhibit 99.2

EXECUTION COPY

        AMENDMENT NUMBER TEN, dated as of November 25, 2003 (this "Amendment"), to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13, 2000, Amendment No. 4 dated as of August 8, 2001, Amendment No. 5 dated as of September 30, 2001, Amendment No. 6 dated as of March 13, 2002, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 dated as of November 6, 2002, the Waiver and Agreement dated as of December 30, 2002, Amendment No. 8 dated as of February 11, 2003 and Amendment No. 9 dated as of August 13, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German limited liability company ("MKE"), and MILACRON B.V., a Dutch corporation ("Milacron B.V." and, together with MKE, the "Foreign Subsidiary Borrowers"; the Foreign Subsidiary Borrowers, collectively with the Company, the "Borrowers"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders"), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation ("DBTCA"), as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"), and PNC Bank, as documentation agent (the "Documentation Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement;

        WHEREAS, the Agent and the Lenders have considered and agreed to the Company's requests, upon the terms and conditions set forth in this Amendment;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION ONE - AMENDMENTS

        Subject to the prior satisfaction of the condition precedent set forth in Section Three hereof, the Credit Agreement is amended as hereinafter provided in this Section One, effective as of the Amendment No. 10 Effective Date (as defined below).

1.1. Amendments to Section 1 (Definitions) of the Credit Agreement.

        Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

        "'Amendment No. 10' shall mean Amendment Number Ten dated as of November 25, 2003, to this Agreement."

        Section 1.1 of the Credit Agreement is hereby further amended as follows:

        The definition of the term "Consolidated EBITDA" is hereby amended by (1) deleting the date "December 31, 2003" in the definition thereof immediately following the words "have not been disposed of on or before" and replacing it with "March 15, 2004" and (2) deleting the date "December 31, 2003" in the definition thereof immediately following the words "has not been disposed of on or before" and replacing it with "March 15, 2004".

        Section 1.1 of the Credit Agreement is hereby further amended as follows:

        The definition of the term "Maximum Swingline Amount" is hereby amended and restated to read "'Maximum Swingline Amount' shall mean $0."

1.2. Amendments to Section 2 (Amount and Terms of Loans) of the Credit Agreement.

        The fourth sentence of Section 2.1(a) of the Credit Agreement is hereby amended as follows:

        (a) by deleting the text "," at the end of clause (vi) thereof and replacing it with the word "and"; and

        (b) by deleting the following:

        "and (viii) on December 15, 2003, if the Total Revolving Loan Commitment shall then exceed $55,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $55,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21)".

1.3. Amendments to Section 6 (Negative Covenants) of the Credit Agreement.

        Section 6.15 of the Credit Agreement is hereby amended by replacing the dollar amount opposite the date December 31, 2003 with the amount "$22.0 million".

SECTION TWO - AGREEMENT

        Notwithstanding anything to the contrary in the Credit Agreement, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 or the Waiver and Agreement dated as of December 30, 2002, each of the parties hereto hereby agrees that no further scheduled reductions in the Total Revolving Loan Commitment shall be required to be made.

SECTION THREE - CONDITION PRECEDENT

        This Amendment shall become effective (and provisions hereof stated to be effective as of earlier dates shall be deemed to have been effective as of and from those dates) as of the date first written above upon the satisfaction in full of the condition precedent (the "Amendment No. 10 Effective Date") that the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Requisite Lenders.

SECTION FOUR - REPRESENTATIONS AND WARRANTIES

        The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

        (a) Each of the Company, MKE and Milacron B.V. has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

        (b) No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

        (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE and Milacron B.V. by a duly authorized officer or attorney?in-fact of the Company, MKE or Milacron B.V., as the case may be, and constitutes a legal, valid and binding obligation of the Company and each of MKE or Milacron B.V., as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability;

        (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company, MKE or Milacron B.V. or (ii) contractual obligations of the Company, MKE or Milacron B.V., except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect;

        (e) On and as of the Amendment No. 10 Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

        (f) Each of the Company, MKE and Milacron B.V. acknowledges and agrees (i) that the Loans outstanding as of the date hereof are in an aggregate principal amount equal to $42,000,000, (ii) that the aggregate Letter of Credit Usage outstanding as of the date hereof is in an amount equal to $11,996,065 and set forth on Schedule A hereto is the face amount, beneficiary and expiration date of each outstanding Letter of Credit, together with the extent, if any, to which such Letter of Credit is cash collateralized, (iii) that none of the Borrowers has any defense, counterclaims or right of offset with respect to any such amounts, other than in respect of deposits, and (iv) as to the continuing validity of the Liens securing the Obligations pursuant to the Credit Agreement and Security Documents (other than any invalidity that would not constitute an Event of Default under Section 7.10 of the Credit Agreement).

SECTION FIVE - MISCELLANEOUS

        (a) The Company shall pay in cash within two Business Days after the Amendment No. 10 Effective Date to each Lender that executes and delivers a signature page to this Amendment not later than the close of business (New York City time) on the date hereof a fee in an aggregate amount equal to 0.25% of such Lender's Commitment. Without limiting or amending the provisions of Section 11.3 of the Credit Agreement, the Company shall pay not later than December 8, 2003 all out-of-pocket fees and expenses of the Agent (including the reasonable fees of counsel to the Agent) in connection with this Amendment and related matters that have been invoiced through December 1, 2003.

        (b) Except as herein expressly amended or agreed, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (c) Except as herein expressly amended or agreed, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

        (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

        (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

        (f) Except as set forth herein, this Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

Amendment No. 10

MILACRON INC.
	by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President Finance and Chief Financial Officer

Notice Address: Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Atten: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH
	by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President Finance and Chief Financial Officer

Notice Address: Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Atten: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON B.V.
	by	/s/Robert P. Lienesch

Name: Robert P. Lienesch Title: Vice President Finance and Chief Financial Officer

Notice Address: Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Atten: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

ABN AMRO BANK N.V., as a Lender,
	by	/s/David W. Stack

Name: David W. Stack Title: Group Vice President

	by	/s/Steven W. Wimpenny

Name: Steven C. Wimpenny Title: Group Senior Vice President

DEUTSCHE BANK TRUCT COMPANY AMERICAS, as a Lender and as the Agent,
	by	/s/Clark G. Peterson

Name: Clark G. Peterson Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender,
	by	/s/Bruce A. Kinter

Name: Bruce A. Kinter Title: Senior Vice President

JPMORGAN CHASE BANK (formerly known as the Chase Manhattan Bank), as a Lender,
	by	/s/Sanjeev L. Khemlani

Name: Sanjeev L. Khemlani Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender,
	by	/s/Marvin S. Kosish

Name: Marvin S. Kodish Title: Senior Vice President

BANK ONE, N.A., as a Lender,
	by	/s/William V. Clifford

Name: William V. Clifford Title: First Vice President

COMERICA BANK, as a Lender,
	by	/s/Jennifer Pugliara

Name: Jennifer Pugliara Title: Account Officer

FIFTH THIRD BANK, as a Lender,
	by	/s/Megan S. Heisel

Name: Megan S. Heisel Title: Vice President

SOF Investment, as a Lender,
	by	/s/Mark C. Lisker

Name: Mark C. Lisker Title: General Counsel

D.E. SHAW LAMINAR PORTFOLIOS, LLC, as a Lender,
	by	/s/Max Holmes

Name: Max Holmes Title: Honorary Member

CREDIT SUISSE FIRST BOSTON, acting through the Cayman Islands Branch, as a Lender,
	by	/s/Didier Siffer

Name: Didier Siffer Title: Director

	by	/s/Sharon Meadows

Name: Sharon Meadows Title: MD